AMENDMENT NO. 2

                                       TO

                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 2 ("Amendment") is entered into as of February 1, 1997, by and between Accuhealth, Inc., Midview Drug, Inc., Accuhealth Home Care, Inc. and Citiview Drug Co., Inc. (each, a "Borrower" and jointly and severally, the "Borrowers") and Rosenthal & Rosenthal Inc. ("Lender").

                                   BACKGROUND

         Borrowers and Lender are parties to a Loan and Security Agreement dated as of April 28, 1994, as amended by Amendment No. 1 dated as of February 1, 1996 (as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provides borrowers with certain financial accommodations.

         Borrowers have requested that Lender amend certain provisions of the Loan Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

         2.1. Section 1(a) is amended as follows:

         (a) The defined term "Contract Rate" is amended in its entirety to read as follows:

             "CONTRACT RATE" shall mean, as applicable, the Revolving Interest Rate and the Term Loan Rate.

         (b) The defined term "LOANS" is amended by inserting the words, the "Term Loan" immediately after the word "Advances" on the first line thereof.

         (c) The defined term "TERM" is amended by deleting the date "April 1, 1996" on the first line thereof and inserting the date "April 1, 1998".

           (d) the following defined terms are inserted in the appropriate alphabetical order:

               "REVOLVING INTEREST RATE" means an interest rate per annum equal to the (i) Prime Rate plus (ii) two and seven-eighths percent (2-7/8%).

               "SECOND AMENDMENT" means Amendment No. 2 to Loan and Security Agreement dated as of February 1, 1997 among borrowers and Lender.

               "SECOND AMENDMENT EFFECTIVE DATE" shall mean February 1, 1997.

               "TERM LOAN" shall have the meaning set forth in Section 2(h).

               "TERM LOAN RATE"  means an  interest  rate per annum equal to the
               (i) Prime Rate plus (ii) five percent (5%).

               "TERM NOTE" shall mean the promissory note described in Section 2(h) hereof.

         2.2 Section 2 of the Loan Agreement is hereby amended by adding the following new subsection (h) at the end thereof:

               "(h) TERM LOAN. Subject to the terms and conditions set forth herein and in the Ancillary Agreements, Lender will make a term loan to Borrowers in the sum of $500,000 ("Term Loan"). The Term Loan shall be advanced on the Second Amendment Effective Date and shall be, with respect to principal, payable on the last day of the Term, subject to acceleration upon the occurrence of an Event of Default hereunder or termination of this Agreement, and shall otherwise be evidenced by and subject to the terms and conditions set forth in a secured promissory note in  substantially  the form  attached to the Second  Amendment  as
         EXHIBIT 2(h) ("Term Note")."


         2.3 Section 3 of the Loan Agreement is hereby amended by (i) deleting the term "Revolving Credit Advances" in the heading thereof and inserting "Loans" in its place and stead, (ii) placing an "(a)" immediately before the word "Borrowers" on the second line and (iii) adding the following at the end thereof:

               "(b) The Term Loan shall be due and payable as provided in paragraph 2(h) hereof and in the Term Note. the Term Loan may only be voluntarily prepaid, in whole or in part, upon payment in full of the Revolving Credit Advances."

         2.4 Section 5(a)(i) of the Loan Agreement is hereby amended by placing the word "applicable" immediately before the term "Contract Rate" on the third line thereof.

         2.5 Section 5(b)(ii) of the Loan Agreement is hereby amended in its entirety to read as follows:

               "Borrowers shall pay to Lender a facility fee in an amount equal to $40,000 per annum payable in equal quarterly installments of $10,000 each on the 28th day of each July, October, January and April until this Agreement is irrevocably terminated and all Obligations hereunder shall have been paid in full, such payments to commence on April 28, 1997."

         2.6. Section 17 of the Loan Agreement is hereby amended in it entirety to read as follows:

               "This Agreement shall continue in full force and effect until the expiration of the Term; PROVIDED, HOWEVER, Lender may terminate upon the occurrence and continuance of an Even of Default. Notwithstanding the foregoing, Lender shall release its security interests at any time after fifteen (15) days notice upon payment to it of all Obligations if Borrowers shall have (i) provided Lender with an executed release of any and all claims which Borrowers may have or thereafter shall have under this Agreement and (ii) paid to Lender (x) the unpaid balance of the facility fee referred to in Section 5 hereof and (y) an early payment during the period ending with the expiration of the Term equal to the product of (x) $150,000 multiplied by (y) the difference between
         (i) fourteen (14) and (ii) the number of full months which have elapsed from the Second Amendment Effective Date until the date of payment of the fee hereunder, such fee being intended to compensate Lender for its costs and expenses incurred in initially approving this Agreement or extending same (the "Prepayment Fee").

               Notwithstanding the foregoing, in the event that Borrowers shall terminate this Agreement at a time when no Event of Default shall have occurred and be continuing solely because the sum of Receivables Availability plus Inventory Availability minus applicable reserves ("Availability") shall have decreased by more than 50% from Availability as of the end of the immediately preceding month, the early payment fee during the period ending with the expiration of the Term, equal to the product of seventy five percent (75%) of the actual interest charges for the three (3) months immediately preceding the date of termination (the "Line Fee").

               Notwithstanding the foregoing, in the event that Lender (x) shall terminate this Agreement at any time following the occurrence and during the continuance of an Event of Default or (y) shall assign all of the Obligations to a transferee pursuant to the provisions of
         Section 15 hereof and Borrower terminates this Agreement, Borrower shall not be obligated to pay any early payment fee.

               Notwithstanding the foregoing, in the event that Borrowers shall terminate this Agreement after (a) Accuhealth shall sell substantially all of its assets or common stock to Care Group Inc. or (b) Accuhealth shall complete a merger with Care Group Inc., the Prepayment Fee, the Line Fee and the facility fee due in accordance with Section 5(b)(ii) of this Agreement, in the aggregate, shall not exceed $75,000.

     3. CONDITIONS OF EFFECTIVENESS. This amendment shall become effective as of February 1, 1997, when and only when Lender shall have received (i) four (4) copies of this Amendment executed by Borrower and consented and agreed to by Glenn C. Davis and Stanley Goldstein as limited guarantors subject to the same Guaranty Agreements described in the Loan Agreement, (ii) a certified resolution of each Borrower authorizing the acceptance of the terms and provisions of the Term Loan and the increase of the facility, (iii) the Term Note executed by each Borrower with respect to the Term Loan described in Section 2.2 of this Amendment and (iv) such other certificates, instruments, documents, agreements and opinions of counsel as may be requited by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

     4. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:

               (a) this Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforeceable against Borrowers in accordance with their respective terms.

               (b) Upon the effectiveness of this Amendment, Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

               (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

               (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

         5.    EFFECT ON THE LOAN AGREEMENT.

               (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

               (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         6. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                             ACCUHEALTH, INC.

                                             By:  /s/ GLENN C. DAVIS
                                                --------------------------------
                                             Name:    Glenn C. Davis
                                             Title:   President

                                             MIDVIEW DRUG, INC.

                                             By:  /s/ GLENN C. DAVIS
                                                --------------------------------
                                             Name:    Glenn C. Davis
                                             Title:   President

                                             ACCUHEALTH HOME CARE, INC.

                                             By: /s/ GLENN C. DAVIS
                                                --------------------------------
                                             Name:   Glenn C. Davis
                                             Title:  President

                                             CITIVIEW DRUG CO., INC.

                                             By: /s/ GLENN C. DAVIS
                                                --------------------------------
                                             Name:   Glenn C. Davis
                                             Title:  President

                                             ROSENTHAL & ROSENTHAL, INC.

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

CONSENTED AND AGREED TO:

/s/ GLENN C. DAVIS
-------------------------
    Glenn C. Davis

-------------------------
    STANLEY GOLDSTEIN

                                             ACCUHEALTH, INC.

                                             By:  /s/ GLENN C. DAVIS
                                                --------------------------------
                                             Name:    Glenn C. Davis
                                             Title:   President

                                             MIDVIEW DRUG, INC.

                                             By:  /s/ GLENN C. DAVIS
                                                --------------------------------
                                             Name:    Glenn C. Davis
                                             Title:   President

                                             ACCUHEALTH HOME CARE, INC.

                                             By: /s/ GLENN C. DAVIS
                                                --------------------------------
                                             Name:   Glenn C. Davis
                                             Title:  President

                                             CITIVIEW DRUG CO., INC.

                                             By: /s/ GLENN C. DAVIS
                                                --------------------------------
                                             Name:   Glenn C. Davis
                                             Title:  President

                                             ROSENTHAL & ROSENTHAL, INC.

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

CONSENTED AND AGREED TO:

/s/ GLENN C. DAVIS
-------------------------
    Glenn C. Davis


/s/ STANLEY GOLDSTEIN
-------------------------
    Stanley Goldstein


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